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                                                                  EXHIBIT 10.5

                           PERSISTENCE SOFTWARE, INC.
                            1994 Stock Purchase Plan
             (As Adopted by the Board of Directors on July 28, 1994,
                 and most recently amended on December 10, 1997)



1.       PURPOSE OF THE PLAN.

The purpose of the Plan is to provide the Board of Directors of Persistence Software, Inc. (the "Company") with the authority and flexibility to authorize the sale of Common Stock, from time to time, to Employees on favorable terms so as to attract and retain the best available key personnel for positions of substantial responsibility, and to promote the success of the Company's business.

2.       Definitions.

As used herein, the following definitions shall apply:

     (a) "Board" shall mean the Committee (as defined below) or the Board of Directors of the Company if no Committee is then designated.

     (b) "Committee" shall have the meaning as specified in Section 4(a) of the Plan.

     (c) "Common Stock" shall mean the Common Stock of the Company.

     (d) "Company" shall mean Persistence Software, Inc., a California corporation.

     (e) "Employee" means any person, including officers, directors, and independent consultants, employed by or performing services for the Company, its Parent or any Subsidiary.

     (f) "Plan" means this 1994 Stock Purchase Plan.

     (g) "Share" shall mean a share of Common Stock.

     (h) "Stock Purchase Agreement" shall mean an agreement in the form approved by the Board to purchase Common Stock of the Company pursuant to the Plan.

     (i) "Subsidiary" shall mean a corporation of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     (j) "Parent" shall mean a corporation holding not less than 50% of the voting shares of the Company, or a Parent, whether or not such corporation exists or is hereafter organized or hereafter acquires the Company or a Parent.

3.       STOCK SUBJECT TO THE PLAN.

Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be sold under the Plan is 1,298,250 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

If Shares are repurchased by the Company pursuant to a Stock Purchase Agreement, such Shares, unless the Plan shall have been terminated, shall become available for reissuance under the Plan; provided, however, that on and after December 10, 1997, such Shares shall not become available for reissuance under the Plan and shall instead be transferred to the Company's 1997 Stock Plan for issuance thereunder in accordance with its terms.

4.       ADMINISTRATION OF THE PLAN.

     (a) Procedure. The Plan shall be administered by the Board, unless it appoints a Committee as described below.

     The Board may appoint a Committee consisting of not less than three (3) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the
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Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board.

         Members of the Board or Committee who are eligible to purchase Shares under the Plan may vote on matters affecting the administration of the Plan, except that no such member shall act upon the granting or the sale of Shares under the Plan to himself, but any member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting or the sale of Shares to him.

     (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority in its discretion (i) to interpret the Plan; (ii) to determine the Employees to whom and the time or times at which Shares shall be sold; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the terms and provisions of the grant or sale of Shares under the Plan and of each Stock Purchase Agreement (which need not be identical); (v) with the consent of the holder, to modify or amend such holders' Stock Purchase Agreement; (vi) to authorize any person to execute on behalf of the Company any instrument required to effect the Plan; and (vii) to make other determinations deemed necessary or advisable for the administration of the Plan.

     (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on Employees.

5.       ELIGIBILITY.

Stock Purchase Agreements may be entered into only with Employees. An Employee who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or Parent or Subsidiary shall not be eligible to purchase Shares under the Plan.

The Employee receiving Shares shall have no rights with respect to continuation of employment nor with respect to continuation of any particular Company business or policy or product.

6.       TERM OF PLAN.

The Plan shall become effective upon adoption by the Board; provided that the Plan shall also be approved by the shareholders of the Company as provided in
Section 12 hereof. The Plan shall continue in effect for a term of ten (10) years from such date of Board adoption unless sooner terminated under Section 9 of the Plan.

7.       CONSIDERATION AND TERMS OF PAYMENT.

     (a) The price of Shares to be purchased, the terms of payment, and consideration to be paid for the Shares, shall be determined by the Board in accordance with the California Corporations Code, provided that such price shall not be less than the fair market value of such Shares at such time.

     (b) Payment for the Shares may be in installments or at one time, and provision may be made for aiding any Employee in paying for the Shares by promissory notes or otherwise (Sections 408 and 409 of the California Corporations Code).

     (c) In addition, the Company may lend money to, or guarantee any obligation of or otherwise assist any Employee in acquiring Shares under the Plan whenever the Board determines that such loan or guaranty may reasonably be expected to benefit the Company. Such loan or guaranty or other assistance may be with or without interest and may be secured or unsecured in such manner as the Board shall approve.


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8.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

Subject to any required action by shareholders of the Company, the number of shares of Common Stock in the Plan shall be proportionately adjusted if any recapitalization, reclassification, stock dividend, split-up or consolidation of shares of Common Stock is effected.


9. NON-TRANSFERABILITY.

No right to purchase shares under the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Employee, only by the Employee.

10.      AMENDMENT AND TERMINATION OF THE PLAN.

     (a)      Amendment and Termination.

         The Board may amend, suspend or terminate the Plan from time to time in such respects as the Board may deem advisable except that, without approval of the holders of a majority of outstanding shares of Common Stock, no such revision or amendment shall increase the number of Shares subject to the Plan or change the designation of the class of Employees eligible to purchase Shares.

     (b)      Effect of Amendment or Termination.

         Any such amendment or termination of the Plan shall not affect Shares already subject to Stock Purchase Agreements, except as provided in said Stock Purchase Agreements.

11.      COMPLIANCE WITH LAWS AND REGULATIONS.

Shares shall not be issued under this Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, state securities laws and the requirements of any stock exchange upon which Shares may then be listed.

12.      RESERVATION OF SHARES.

The Company, during the term of the Plan, will at all times reserve and keep available, such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

13.      SHAREHOLDER APPROVAL.

         Sections 7(b) and 7(c) of the Plan shall be subject to approval by holders of a majority of the outstanding shares of Common Stock of the Company as provided in Section 315(b) of the Corporations Code. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve
(12) months before or after the date the Plan is adopted.

14.      Information to Employees.

The Company shall provide to each Employee who acquired Shares pursuant to the Plan, during the period such Employee owns such Shares, copies of financial statements of the Company at least annually. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

15.      GOVERNING LAW.

                        The Plan shall be governed by the laws of the State of California.


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                           PERSISTENCE SOFTWARE, INC.

                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (the "Agreement") is made as of _____________________, 199___ by and between ((CompanyName)), a California corporation (the "Company"), and ((PurchaserName)) ("Purchaser").

         1. SALE OF STOCK. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, ((NumberOfShares)) shares of the Company's Common Stock (the "Shares") at a purchase price of ((PricePerShare)) per Share for a total purchase price of $((TotalPrice)). The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

         2. PURCHASE. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by delivery of a promissory note in the form attached as Exhibit A to this Agreement and a Pledge and Security Agreement in the form attached as Exhibit B to this Agreement in addition to a cash payment of $((AdditionalPayment)).

         3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below), except as provided below. After any Shares have been released from the Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

                  (a)      REPURCHASE OPTION.

                           (i) In the event of the voluntary or involuntary
termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like); provided, however, that the Repurchase Option shall continue for a period of up to one year from the Termination Date to the extent that the Company reasonably determines that such an extension of time is necessary to prevent the repurchase of


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Purchaser's Shares from causing other capital stock of the Company to not qualify as "small business stock" under Section 1202 of the Internal Revenue Code of 1986, as amended.

                           (ii) The Repurchase Option shall be exercised by the
Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

                           (iii) One hundred percent (100%) of the Shares shall
initially be subject to the Repurchase Option. 1/((CliffDenominator)) of the Shares shall be released from the Repurchase Option on the date that is ((CliffPeriod)) after the Vesting Commencement Date (as set forth on the signature page of this Agreement), and 1/((StraightDenomntor)) of the total number of Shares shall be released from the Repurchase Option at the end of each month thereafter, until all Shares are released from the Repurchase Option (provided in each case that Purchaser's employment or consulting relationship with the Company has not been terminated prior to the date of any such release). Fractional shares shall be rounded to the nearest whole share.

                  (b) RIGHT OF FIRST REFUSAL. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the "Right of First Refusal").

                           (i) NOTICE OF PROPOSED TRANSFER. The Holder of the
Shares shall deliver to the Company a written notice (the "Notice") stating: (A) the Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

                           (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time
within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.


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                           (iii) PURCHASE PRICE. The purchase price ("Purchase
Price") for the Shares purchased by the Company or its assignee(s) under this
Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                           (iv) PAYMENT. Payment of the Purchase Price shall be
made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                           (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares
proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                           (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything
to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

                  (c)      INVOLUNTARY TRANSFER.

                           (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY
TRANSFER. In the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares


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
shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty
(30) days following receipt by the Company of written notice by the person acquiring the Shares.

                           (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to
any stock to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

                  (d) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

                  (e) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are met.

                  (f) TERMINATION OF RIGHTS. The right of first refusal granted the Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the right of first refusal described in Section 3(b) and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 6(a)(ii) below and delivered to Purchaser.

         4. ESCROW OF UNVESTED SHARES. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit C executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all


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such transfers and/or releases as are in accordance with the terms of this
Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

         5. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

                  (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

                  (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                  (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                  (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6.       RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                  (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):


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
                           (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                           (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                           (iii) Any legend required to be placed thereon by the California Commissioner of Corporations.

                  (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                  (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         7. NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

         8. SECTION 83(B) ELECTION. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within


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
30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

                  Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as Exhibit D. Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit E, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

         9. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

         10.      MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                  (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

                  (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.

In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                  (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

                  (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

                  (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                  (g) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                  (h) CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.


                           [SIGNATURE PAGE AS FOLLOWS]

         The parties have executed this Agreement as of the date first set forth above.


                                 ((COMPANYNAME))


                                 By: ________________________________________

                                 Title: _____________________________________

                                 Address:

                                          ((CompanyAddress1))

                                          ((CompanyAddress2))

         PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON PURCHASER ANY RIGHT WITH RESPECT TO CONTINUATION OF SUCH EMPLOYMENT OR CONSULTING RELATIONSHIP WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.

                                   PURCHASER:


                                   ((PURCHASERNAME))



                                   ____________________________________
                                   (Signature)

                                   Address: _____________________________

                                              (((PurchaserAddress1))

                                              ((PurchaserAddress2))

                                              ___________________________

Vesting Commencement
Date:  ((VestingStartDate))

I, _______________, spouse of ((PurchaserName)), have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                         _____________________________________
                                         Spouse of ((SpouseName))

                                    EXHIBIT A

                                 PROMISSORY NOTE

$((TotalPrice1))
((CompanyCity)), California


                                                          _______________, 199__


         For value received, the undersigned promises to pay ((CompanyName)), a California corporation (the "Company"), at its principal office the principal sum of $((TotalPrice1)) with interest from the date hereof at a rate of ((InterestRate))% per annum, compounded semiannually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on ((NoteDueDate)).

         If the undersigned's employment or consulting relationship with the Company is terminated prior to payment in full of this Note, this Note shall be immediately due and payable.

         Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT INTEREST OR PENALTY.

         Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest, and notice of nonpayment of this Note.

         This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.


                                                    ____________________________
                                                    ((PurchaserName))

                                    EXHIBIT B

                          PLEDGE AND SECURITY AGREEMENT

         This Pledge and Security Agreement (the "Agreement") is entered into this _____ day of __________, 199___ by and between ((CompanyName)), a California corporation (the "Company") and ((PurchaserName)) ("Purchaser").

                                    RECITALS

         In connection with Purchaser's purchase of certain shares of the Company's Common Stock (the "Shares") pursuant to a Common Stock Purchase Agreement dated _________________, 199___ between Purchaser and the Company, Purchaser is delivering a promissory note of even date herewith (the "Note") in full or partial payment of the exercise price for the Shares. The company requires that the Note be secured by a pledge of the Shares on the terms set forth below.

                                    AGREEMENT

         In consideration of the Company's acceptance of the Note as full or partial payment of the exercise price of the Shares, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Note shall become payable in full upon the voluntary or involuntary termination or cessation of employment of Purchaser with the Company, for any reason, with or without cause (including death or disability).

         2. Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all certificates representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute the signature page attached to this Agreement.

         3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares (sometimes referred to herein as the "Collateral").

         4. In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         5. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or by any person to whom the Company may have assigned its rights under this Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

         6. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

                  (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

                  (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

                  (c) Any remaining proceeds shall be delivered to Purchaser.

         7. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all further obligations under this Agreement; provided, however, that Pledge Holder shall nevertheless retain the Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to a Repurchase Option in favor of the Company.

The parties have executed this Pledge and Security Agreement as of the date first set forth above.


                                 COMPANY:

                                 ((COMPANYNAME))


                                 By: ______________________________

                                 Name: ____________________________
                                       (print)

                                 Title: ___________________________


                                 Address:
                                 ((CompanyAddress1))
                                 ((CompanyAddress2))

                                 PURCHASER:

                                 ((PURCHASERNAME))


                                 _________________________________
                                 (Signature)


                                 Address: ________________________

                                          ________________________
                                 ((PurchaserAddress1))
                                 ((PurchaserAddress2))

                                  ATTACHMENT A


                      ASSIGNMENT SEPARATE FROM CERTIFICATE


                  FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Purchaser") and ((CompanyName)) (the "Company") dated _____________ (the "Agreement"), Purchaser hereby sells, assigns and transfers unto the Company _______________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. _____, and hereby irrevocably appoints _______________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.



Dated: ____________



                                   Signature:


                                   __________________________________
                                   ((PurchaserName))


                                   __________________________________
                                   Spouse of ((PurchaserName)) (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.

                                    EXHIBIT C

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED and pursuant to that certain Common Stock Purchase Agreement between the undersigned ("Purchaser") and ((CompanyName)) (the "Company") dated _______________ (the "Agreement"), Purchaser hereby sells, assigns and transfers unto the Company _________________________________ (________) shares of the Common Stock of the Company standing in Purchaser's name on the Company's books and represented by Certificate No. ______, and does hereby irrevocably constitute and appoint _____________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.



Dated: ______________________



                                   Signature:


                                   __________________________________
                                   ((PurchaserName))



                                   __________________________________
                                   Spouse of ((PurchaserName)) (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                    EXHIBIT D


                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                        REGARDING SECTION 83(b) ELECTION

         The undersigned has entered a stock purchase agreement with ((CompanyName)), a California corporation (the "Company"), pursuant to which the undersigned is purchasing ((NumberOfShares)) shares of Common Stock of the Company (the "Shares"). In connection with the purchase of the Shares, the undersigned hereby represents as follows:

         1._______The undersigned has carefully reviewed the stock purchase agreement pursuant to which the undersigned is purchasing the Shares.

         2._______The undersigned either [check and complete as applicable]:

         (a) ____ has consulted, and has been fully advised by, the undersigned's own tax advisor, __________________________, whose business address is _____________________________,
                  regarding the federal, state and local tax consequences of purchasing the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding provisions, if any, of applicable state law; or

         (b) ____ has knowingly chosen not to consult such a tax advisor.

         3._______The undersigned hereby states that the undersigned has decided [check as applicable]:

         (a) ____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Common Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

         (b) ____ not to make an election pursuant to Section 83(b) of the Code.

         4._______Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date: _________________________            ________________________________
                                           ((PurchaserName))

Date: _________________________            ________________________________
                                           Spouse of ((PurchaserName))

                                    EXHIBIT E
                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

         The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

         NAME OF TAXPAYER:  ((PurchaserName))

         NAME OF SPOUSE: _______________________________

         ADDRESS: _________________________________________
         _____________________________((PurchaserAddress1))

                         ((PurchaserAddress2))

         IDENTIFICATION NO. OF TAXPAYER: _________________________((TaxpayerID))

         IDENTIFICATION NO. OF SPOUSE: ___________________________  ((SpouseID))

         TAXABLE YEAR:  ((TaxYearfor83B))

2. The property with respect to which the election is made is described as follows:




((NumberOfShares)) shares of the Common Stock ((ParValue)) par value, of ((CompanyName)), a California corporation (the "Company").

3.       The date on which the property was transferred is: ((TransferDate))

4.       The property is subject to the following restrictions:

         Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
         $((TotalPrice)).

6.       The amount (if any) paid for such property: $((TotalPrice))

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ______________________             ________________________________
                                          Taxpayer

Dated: ______________________             ________________________________

                                          Spouse of Taxpayer

                                     RECEIPT

         ((CompanyName)) hereby acknowledges receipt of a promissory note in the amount of $((TotalPrice)) given by ((PurchaserName)) and cash payment in the amount of $((AdditionalPayment)) as consideration for Certificate No. ((CertificateNumber)) for ((NumberOfShares)) shares of Common Stock of ((CompanyName)).


Dated:  ________________


                                 ((CompanyName))


                                 By:_____________________________________


                                 Title:__________________________________

                               RECEIPT AND CONSENT

         The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ((CertificateNumber)) for ((NumberOfShares)) shares of Common Stock of ((CompanyName)) (the "Company").

         The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Common Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.


Dated:  _________________________


                                            _________________________________
                                            ((PurchaserName))